                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    American Heritage Life Investment Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

[AHL LOGO]      1776 American Heritage Life Drive
                Jacksonville, Florida 32224
                Telephone 904/992-1776

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 24, 1997


     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of American Heritage Life Investment Corporation (the "Company") will be held in the Auditorium of the American Heritage Life Building, on the First Floor, at 1776 American Heritage Life Drive, Jacksonville, Florida, on Thursday, April 24, 1997, at 9:00 A. M., Jacksonville time, for the following purposes:

  1. To elect three (3) Class III Directors to serve until the Annual Meeting of Shareholders in 2000;

  2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on February 14, 1997, will be entitled to vote at the meeting or at any adjournment thereof.

     Please sign the accompanying proxy and return it to the Company in the return envelope enclosed for your use. If you attend the meeting in person, you may revoke your proxy at such meeting and cast your vote in person.

     A copy of the Company's annual report for the year ended December 31, 1996, which report contains consolidated financial statements and other information of interest with respect to the Company and its subsidiaries, is enclosed.

                                  By order of the Board of Directors,




                                  W. MICHAEL HEEKIN, Corporate Secretary


March 24, 1997


     PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES IN THE ACCOMPANYING ENVELOPE.

                 AMERICAN HERITAGE LIFE INVESTMENT CORPORATION

                       1776 AMERICAN HERITAGE LIFE DRIVE
                          JACKSONVILLE, FLORIDA 32224
                                 (904) 992-1776

                                 MARCH 24, 1997

                                PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation by management of proxies for use at the 1997 Annual Meeting of Shareholders of American Heritage Life Investment Corporation (the "Company") to be held on April 24, 1997 and any adjournments thereof. It is expected that this Proxy Statement and the enclosed form of proxy will be mailed to shareholders commencing on or about March 24, 1997. If the enclosed form of proxy is executed and returned, it will be voted at the meeting and, where no choice has been specified thereon, will be voted for the election of the directors, and the other matters contained thereon. A proxy may be revoked at any time to the extent that it has not been exercised. A shareholder may revoke his or her proxy by (a) writing the Secretary of the Company a letter of proxy revocation, (b) executing a subsequently dated proxy, or (c) attending the shareholders' meeting and voting his or her shares personally. The cost of preparing and assembling the proxy materials and soliciting proxies will be borne by the Company. In addition to the solicitation by mail, a number of regular employees of the Company may solicit proxies in person or by telephone or other means of communication. Brokers, dealers, banks and their nominees who hold shares for the benefit of others will be asked to send proxy material to the beneficial owners of the shares. The Company will reimburse them for their reasonable expenses.

     Only shareholders of record at the close of business on February 14, 1997 will be entitled to vote. On that date there were outstanding 13,817,243 shares of the Company's common stock, par value $1.00 per share, which stock is the only class of outstanding voting securities of the Company (the "Shares"). On that date there were issued 431,084 shares of the Company's Class A Non-Convertible Preferred Stock, par value $10.00 per share, to two wholly-owned subsidiaries of the Company and accordingly were not entitled to vote. No shares of its Class B Convertible Preferred Stock, par value $10.00 per share, are outstanding. Each Share is entitled to one vote at the meeting. Robert D. Davis, T. O'Neal Douglas and W. Ashley Verlander or any one of them have been designated as proxies to vote the Shares solicited hereby. The Shares are not subject to cumulative voting.

                            MATTERS TO BE CONSIDERED

     The Company shareholders will consider and act upon proposals (i) to elect three (3) Class III Directors to serve until the annual meeting of shareholders in 2000 and until their respective successors are elected and qualified, and
(ii) to transact such other business as may properly come before the meeting or any adjournment thereof.

                             ELECTION OF DIRECTORS

     The directors of the Company are divided into three different classes with each class being elected for a three-year term. Proxies are solicited for the election of Class III of the directors to serve until the annual meeting of shareholders in 2000 and until the successors of the members of that class are elected and qualified. Class III includes H. Corbin Day, Radford D. Lovett and
W. Ashley Verlander who are members of the present Board of the Company, all of whom having been last elected to the Board at the 1994 Annual Meeting of Shareholders. The enclosed proxy, unless otherwise specified, will be voted in favor of the election of the above named directors for the period indicated. The above named directors also serve as members of the Board of American Heritage Life Insurance Company (the "Insurance Company"), a wholly-owned subsidiary of the Company. Management believes the nominees will be able to serve; however, if any one of them should be unable to serve, the proxies may be voted with discretionary authority for a substitute designated by management and in the absence of a substitute the size of the Board would be reduced.

     The bylaws of the Company provide that its Board consist of eight directors as follows: three directors in Class I, two directors in Class II and three directors in Class III, each of which classes is elected for a three year term.

     Certain information concerning the directors of the Company, including their principal occupations for the past five or more years, is set forth below:

                                                                                                    CLASS AND ANNUAL
                                                     BENEFICIALLY OWNED                                  MEETING
                       PRINCIPAL                     AT JANUARY 31, 1997           DATE               AT WHICH TERM
                       OCCUPATION                   ----------------------     FIRST BECAME            AS DIRECTOR
  DIRECTORS          OR EMPLOYMENT                  SHARES      PERCENTAGE        DIRECTOR      AGE    WILL EXPIRE
  ---------          -------------                  ------      ----------     ------------     ---   -------------
Edward L.        Chairman of the Board,              7,552          .06       April 28, 1994    61       Class I
Baker            Florida Rock Industries, Inc.,                                                            1998
                 Jacksonville, Florida (Con-
                 struction Products Company)

Robert D. Davis  Chairman of the Board of           13,722(1)       .10         Oct. 7, 1968    65       Class I
                 D.D.I., Inc., Jacksonville,                                                              1998
                 Florida (Investments)

Christopher A.   President and Chief                65,588(3)       .48        July 30, 1987    49       Class I
Verlander (2)    Operating Officer of the                                                                 1998
                 Company since April, 1996;
                 Chief Operating Officer of the
                 Insurance Company since
                 April, 1996 and President of
                 the Insurance Company since
                 1994; Executive Vice
                 President of the Company
                 1990-1996; Corporate
                 Secretary 1985-1994 of the
                 Company and the Insurance
                 Company; Executive Vice
                 President of the Insurance
                 Company 1990-1994

A. Dano Davis    Chairman of the Board              58,031(1)       .42        June 25, 1993    51       Class II
                 and Principal Executive                                                                   1999
                 Officer, Winn-Dixie Stores, Inc.,
                 Jacksonville, Florida
                 (Retail Grocery Chain)

T. O'Neal        Chairman of the Board             129,536(4)       .94        July 30, 1987    61       Class II
Douglas          since 1994, Chief                                                                         1999
                 Executive Officer since
                 1990, President 1990-April,
                 1996 of the Company;
                 Chairman of the Board
                 since 1994, Chief Executive
                 Officer since 1990 and
                 President 1986-1994
                 of the Insurance Company

H. Corbin Day    Chairman of the Board of           73,892(5)       .54        June 25, 1993    59      Class III
                 Jemison Investment Co., Inc.,                                                            1997
                 Birmingham, Alabama
                 (Investment Banking Firm)

                                                                                                    CLASS AND ANNUAL
                                                     BENEFICIALLY OWNED                                  MEETING
                       PRINCIPAL                     AT JANUARY 31, 1997           DATE               AT WHICH TERM
                       OCCUPATION                   ----------------------     FIRST BECAME            AS DIRECTOR
  DIRECTORS          OR EMPLOYMENT                  SHARES      PERCENTAGE        DIRECTOR      AGE    WILL EXPIRE
  ---------          -------------                  ------      ----------     ------------     ---   -------------
Radford D.       Chairman of the Board,             14,635          .11         Feb. 9, 1989      63    Class III
Lovett           Commodores Point                                                                         1997
                 Terminal Corp.,
                 Jacksonville, Florida
                 (Marine Terminal)

W. Ashley        Retired Chairman of the           160,415(6)      1.16         Oct. 7, 1968      77    Class III
Verlander (2)    Board, President and Chief                                                               1997
                 Executive Officer of the
                 Company and the Insurance
                 Company

All Directors of the Company and
Executive Officers of the Company and
its subsidiaries as a group (16 persons)           623,611(1)(7)   4.52

-----------------
(1) In addition, Robert D. Davis and A. Dano Davis, who are first cousins, are directors and officers of D.D.I., Inc. and Estuary Corporation. Trusts, of which Robert D. Davis and A. Dano Davis are sole or co-trustees, and, of certain trusts, beneficiaries, Estuary Corporation, FND, Ltd. and ADFAM Partners, Ltd., are shareholders of D.D.I., Inc. Trusts, of which A. Dano Davis is sole or co-trustee, and, of certain trusts, beneficiary, are the principal shareholders of Estuary Corporation. D.D.I., Inc. and Estuary Corporation are limited partners of AHLI, Ltd., a limited partnership, and D.D.I., Inc. and Estuary Corporation are the members of a limited liability corporation, the sole general partner of AHLI, Ltd. Robert D. Davis is an officer and manager and A. Dano Davis is a manager of the limited liability corporation for which they have shared voting and dispositive powers.

        A. Dano Davis is a director and officer of James E. Davis Family--WD Charities, Inc. a private charitable foundation. Estuary Corporation is the sole general partner of FND, Ltd. and Robert D. Davis and A. Dano Davis share voting and dispositive power for shares held by FND, Ltd. Robert D. Davis is sole trustee and beneficiary of his revocable trust and sole trustee of three additional trusts, all of which are limited partners of ADFAM Partners, Ltd. and his revocable trust is a 50 percent shareholder of a corporation, which is one of two general partners of ADFAM Partners, Ltd. Robert D. Davis has authority to replace the current trustee of a Trust which is also a general partner of ADFAM Partners, Ltd. A. Dano Davis disclaims any beneficial interest in the shareholdings of James E. Davis Family--WD Charities, Inc.

        At January 31, 1997, these entities held the following Shares:

                                                                    PERCENTAGE OF
           NAMED ENTITY                  NO. OF SHARES            OUTSTANDING SHARES
           ------------                  -------------            ------------------
           AHLI, Ltd.                     5,398,589                   39.14%
           FND, Ltd.                         38,399                     .28%
           ADFAM Partners, Ltd.              23,848                     .17%
           James E. Davis Family--
            WD Charities, Inc.               19,999                     .14%

        A. Dano Davis is co-trustee for trusts for the benefit of his sister and his sister's children which hold an aggregate of 58,378 Shares. A. Dano Davis disclaims any beneficial interest in the shareholdings of such trusts. Also, A. Dano Davis is co-trustee for trusts for the benefit of him and his children which hold an aggregate of 19,123 Shares. Principally through a limited partnership, the Davis Family holds 41.91% of the Shares. For information concerning Shares held by certain members of the Davis family and their associates, see "Principal Shareholders."

(2)  Christopher A. Verlander is the son of W. Ashley Verlander.

(3) Includes 23,636 Shares which are subject to presently exercisable options.

(4) Includes 53,477 Shares which are subject to presently exercisable options.

(5) Includes 47,247 Shares held by Jemison Investment Co., Inc. of which Mr. Day has shared voting and dispositive power.

(6) Includes 26,665 Shares owned by the wife of Mr. Verlander as to which beneficial ownership is disclaimed.

(7) Includes 137,639 Shares which are subject to presently exercisable options.

DIRECTORS OF THE INSURANCE COMPANY

     The Company, as sole shareholder of the Insurance Company, intends to elect the following persons to the Board of Directors of the Insurance Company at its annual shareholder meeting also to be held on April 24, 1997, all of whom are presently members of the Board thereof. The term of office for that Board is for one year and until the 1998 annual meeting.

F. Duane Ackerman
 President and Chief Executive Officer,
 BellSouth Corporation
 Atlanta, Georgia
 (Telecommunications)

Edward L. Baker
 Chairman of the Board
 Florida Rock Industries, Inc.
 Jacksonville, Florida
 (Construction Products Company)

I. Jon Brumley
 Chairman of the Board and
 Chief Executive Officer,
 Mesa, Inc.
 Fort Worth, Texas
 (Oil and Gas Production Company)

John Ellis "Jeb" Bush
 President, Codina Group, Inc.
 Coral Gables, Florida (Real Estate)

Alvin R. "Pete" Carpenter
 President and Chief Executive Officer,
 CSX Transportation, Inc.
 Jacksonville, Florida
 (Transportation)

A. Dano Davis
 Chairman of the Board
 and Principal Executive Officer
 Winn-Dixie Stores, Inc.
 Jacksonville, Florida
 (Retail Grocery Chain)

Robert D. Davis
 Chairman of the Board
 D.D.I., Inc.
 Jacksonville, Florida
 (Investments)

H. Corbin Day
 Chairman of the Board
 Jemison Investment Co., Inc.
 Birmingham, Alabama
 (Investment Banking Firm)

T. O'Neal Douglas
 Chairman of the Board and
 Chief Executive Officer of the Company
 and the Insurance Company

Langdon S. Flowers
 Retired Chairman of the Board
 Flowers Industries, Inc.
 Thomasville, Georgia
 (Food Manufacturing and Distribution)

Radford D. Lovett
 Chairman of the Board
 Commodores Point Terminal Corp.
 Jacksonville, Florida
 (Marine Terminal)

Clarence V. McKee
 Chairman of the Board,
 Chief Executive Officer
 and President
 McKee Communications, Inc.
 Tampa, Florida
 (Communications)

C. Richard Morehead
 Executive Vice President, Treasurer and
 Chief Financial Officer of the Company
 and the Insurance Company

Patricia G. Moran
 President and Chief Executive Officer,
 JM Family Enterprises, Inc.
 Deerfield Beach, Florida
 (Automotive Distributor)

Herbert H. Peyton
 President
 Gate Petroleum Company
 Jacksonville, Florida
 (Petroleum Products Retailing)

Frederick H. Schultz
 Private Investor
 Jacksonville, Florida;
 Former Vice Chairman of the
 Board of Governors of the
 Federal Reserve System
 Washington, D.C.

Jay Stein
 Chairman of the Board and Chief
 Executive Officer
 Stein Mart, Inc.
 Jacksonville, Florida
 (Retail Department Store Chain)

Rolf H. Towe
 Senior Partner
 The Clipper Group, L.P.
 New York, New York
 (Investments )

Christopher A. Verlander
 President and Chief Operating Officer
 of the Company and the Insurance Company

W. Ashley Verlander
 Retired Chairman of the Board of the
 Company and the Insurance Company


                              CORPORATE GOVERNANCE

     The Company's Board of Directors had four regular quarterly meetings during 1996. The Company's Executive Committee, consisting of Robert D. Davis,
W. Ashley Verlander, T. O'Neal Douglas, Edward L. Baker, Radford D. Lovett and Christopher A. Verlander, had eight regular monthly meetings during 1996 and one special meeting in July; omitting regular meetings for the months in which the Company's quarterly board meetings were held. The Finance and Investment Committee, which consists of the same members as the Executive Committee except for Mr. Baker, had eight meetings in 1996. The Executive, and Finance and Investment Committees have been delegated broad authority to act on behalf of the Board of Directors on an interim basis between board meetings. The compensation paid all senior officers of the Company and its subsidiaries is determined by the Compensation Committee consisting of Robert D. Davis, Radford
D. Lovett and H. Corbin Day. This committee met one time during 1996. The Company's Audit Committee met three times during 1996 with the Company's independent auditors and certain officers of the Company and its subsidiaries. During these meetings, the nature and scope of the services performed on behalf of the Company by the independent auditors and the results of their auditing activities were considered and discussed, and the committee received reports from the Insurance Company's internal auditor. This committee currently consists of Radford D. Lovett, Edward L. Baker and Robert D. Davis. All of the directors attended at least 75% of the meetings of the Board of Directors and of the committees of the Board of which they were members. The Company does not have a directors nominating committee.

         EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT

EXECUTIVE COMPENSATION

     Shown below is information concerning the annual and long-term compensation for services in the capacities to the Company and its subsidiaries for the years ended December 31, 1996, 1995 and 1994, of those persons who were at December 31, 1996, (i) the Chief Executive Officer and (ii) the other four most highly compensated executive officers of the Company (the "Named Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM COMPENSATION
                                                                      -----------------------------------
                                            ANNUAL COMPENSATION             AWARDS (3)            PAYOUTS
                                        ----------------------------  -----------------------    --------
       NAME                                                    OTHER
       AND                                                    ANNUAL  RESTRICTED                   LTIP       ALL OTHER
    PRINCIPAL                                    INCENTIVE    COMPEN-    STOCK      OPTIONS/       PAY-        COMPEN-
    POSITION                    YEAR    SALARY   AWARD (3)    SATION   AWARDS (4)    SARS(#)     OUTS (5)      SATION
-----------------------------   ----   --------  ---------    ------  ----------    ---------    --------     ----------
T. O'Neal Douglas               1996   $471,955  $237,500       -      $118,755       13,768      $93,443      $31,351(6)
Chairman of the Board and       1995    456,900   142,553       -        71,279        9,451       63,647       29,284
Chief Executive Officer (1)(2)  1994    436,900   255,412       -       132,020       17,801       71,047       28,705

Christopher A. Verlander        1996    231,382    93,150       -        46,568        5,400       33,958       21,334(6)
President, Chief Operating      1995    217,875    54,382       -        27,198        3,605       12,629       21,637
Officer and Director (1)(2)     1994    190,834    86,881       -        47,955        6,467       14,093       21,581

C. Richard Morehead             1996    198,013    79,716       -        33,889        3,928       18,649       21,646(6)
Executive Vice President,       1995    191,625    52,945       -        14,937        1,982       12,629       24,257
Treasurer and Chief             1994    174,167    73,686       -        26,358        3,555       14,093       24,257
Financial Officer (1)(2);
Director (2)

James H. Baum                   1996    161,503    24,382       -        20,318        2,356       14,443       21,610(6)
Senior Vice President (2)       1995    156,294    39,434       -        12,192        1,616       10,525       19,615
                                1994    137,961    47,191       -        20,401        2,752       10,803       19,579

Curtiss S. Sheldon              1996    134,085    50,607       -        16,879        1,956       12,759       22,363(6)
Senior Vice President           1995    129,760    35,853       -        10,111        1,342        4,210       20,217
and Chief Actuary (2)           1994    124,800    45,522       -        18,032        2,431            -        5,148

----------------
(1)  Of the Company.

(2)  Of the Insurance Company.

(3) Represents awards and amounts earned in specified year but granted or paid in the following year.

(4) Represents market value of Shares on date of grant. Number of Shares and market value of all restricted stock owned by the Named Officers at December 31, 1996 were as follows: Mr. Douglas 12,625 Shares, $331,406; Mr. C. A. Verlander 4,022 Shares, $105,578; Mr. Morehead 2,547 Shares, $66,859; Mr. Baum 2,043 Shares, $53,629 and Mr. Sheldon 1,475 Shares, $38,719. Shares and market values at December 31, 1996 do not include awards earned in 1996 but granted in 1997.

(5) Represents cash award and market value of Shares on date of grant made during specified year.

(6) Includes (a) Contributions to the Employees' Profit Sharing Retirement Program of American Heritage Life Insurance Company (Mr. Douglas $15,000, Mr. Verlander $15,000, Mr. Morehead $15,000, Mr. Baum $15,000 and Mr. Sheldon $15,000), (b) Premiums on group life and accident and health policies (Mr. Douglas $13,624, Mr. Verlander $6,200, Mr. Morehead $5,886, Mr. Baum $6,610 and Mr. Sheldon $6,961), (c) Contributions to the Stock Investment Plan (Mr. Douglas $2,727, Mr. Verlander $134, Mr. Morehead $760 and Mr. Sheldon $402.)

OPTION/SHAREHOLDER APPRECIATION RIGHTS GRANTS TABLE

     Shown below is information for the year ended December 31, 1996, with respect to option/shareholder appreciation rights ("SARs") grants to purchase the Shares granted to the Named Officers.

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)

                                                                                              POTENTIAL REALIZABLE
                                                                                               VALUE AT ASSUMED
                                                                                             ANNUAL RATES OF STOCK
                                                                                              PRICE APPRECIATION
                                           INDIVIDUAL GRANTS                                  FOR OPTION TERM (3)
                            -----------------------------------------------        ---------------------------------------
                                          % OF TOTAL
                             NUMBER OF      OPTIONS
                             SECURITIES   GRANTED TO
                             UNDERLYING    EMPLOYEES    EXERCISE    EXPIRA-
                              OPTIONS      IN FISCAL     PRICE/      TION
NAME                        GRANTED (2)      YEAR        SHARE       DATE          0%(4)          5%                10%
------------------------    -----------   ----------   ----------  ---------       -----       --------          ---------
T. O'Neal Douglas               9,451         41%        $22.625     1/06           0          $134,476           $340,788
Christopher A. Verlander        3,605         15%         22.625     1/06           0            51,295            129,991
C. Richard Morehead             1,982          9%         22.625     1/06           0            28,201             71,468
James H. Baum                   1,616          7%         22.625     1/06           0            22,994             58,270
Curtiss S. Sheldon              1,342          6%         22.625     1/06           0            19,095             48,390

-----------------
(1)  Represents grants made in 1996 which were earned in 1995.

(2) Options become exercisable at a cumulative annual rate of 33% commencing in 1997.

(3) The dollar amounts under these columns are the result of calculations at 0% and at the 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price. The Company did not use an alternative formula for a grant date valuation, as the Company is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors.

(4) No gain to the optionees is possible without an increase in stock price appreciation, which will benefit all shareholders commensurately. A zero percent gain in stock price appreciation will result in zero dollars for the optionee.

OPTION EXERCISES AND YEAR-END VALUE TABLE

     Shown below with respect to the Named Officers is the aggregate options exercised for the year ended December 31, 1996, the values realized and the number of unexercised options and the value of the unexercised options appreciation value at December 31, 1996.

     AGGREGATE OPTION EXERCISES IN 1996 AND DECEMBER 31, 1996 OPTION VALUES

                                                                                                           VALUE OF
                                                                                      NUMBER OF           UNEXERCISED
                                                                                     UNEXERCISED         IN-THE-MONEY
                                                                                      OPTIONS AT          OPTIONS AT
                                                  NUMBER                               12/31/96            12/31/96
                                                OF SHARES
                                                 ACQUIRED          VALUE             EXERCISABLE/        EXERCISABLE/
NAME                                           ON EXERCISE        REALIZED          UNEXERCISABLE        UNEXERCISABLE
-----------------------                       ------------   ------------------   ------------------   -----------------
T. O'Neal Douglas                                   -               -               53,477/ 47,626       $358,645/338,166
Christopher A. Verlander                            -               -               23,636/ 20,672        158,869/148,149
C. Richard Morehead                                 -               -               22,666/ 17,107        151,352/127,215
James H. Baum                                   6,000         $69,000               13,688/ 11,581         93,215/ 85,930
Curtiss S. Sheldon                                  -               -                5,311/  9,215         45,035/ 71,818


LONG-TERM INCENTIVE PLAN AWARDS TABLE

     The restricted stock awards to Named Officers are listed in the "Executive Compensation--Summary Compensation Table" on page 6. The performance unit feature of the Long-Term Incentive Plan provides the participating employee the opportunity to earn cash and Shares if corporate performance meets predetermined three-year financial goals.

     The plan awards are earned over a three-year period. The performance unit grants outlined below, if earned, would be paid in early fiscal year 1999 for results in the 1996-98 performance period.

              LONG-TERM INCENTIVE PLAN--AWARDS IN LAST FISCAL YEAR


                                                                               ESTIMATED FUTURE PAYOUTS
                                   AMOUNT OF                              UNDER NON-STOCK PRICE BASED PLANS
                                  PERFORMANCE   PERFORMANCE     -----------------------------------------------------
                                     UNITS        PERIOD        THRESHOLD               TARGET               MAXIMUM
NAME                                GRANTED       COVERED          ($)                   ($)                   ($)
----------------------------      -----------   -----------     ---------               ------               --------
T. O'Neal Douglas                  $118,750       1996-98        $59,375               $118,750              $179,125
Christopher A. Verlander             46,575       1996-98         23,288                 46,575                69,863
C. Richard Morehead                  33,879       1996-98         16,940                 33,879                50,819
James H. Baum                        20,318       1996-98         10,159                 20,318                30,477
Curtiss S. Sheldon                   16,869       1996-98          8,434                 16,869                25,303


ANNUAL INCENTIVE COMPENSATION PLAN

     The Company has an Amended and Restated Annual Incentive Compensation Plan (the "Annual Incentive Plan")to provide additional compensation to all officers of the Company and its subsidiaries. This Plan provides annual incentive compensation based upon the participating employee's performance in relation to predetermined performance goals established by the Company's Compensation Committee. Individual target incentive award opportunities are established based upon the impact the various eligible positions are deemed to have in the Company or its subsidiaries. If the predetermined financial performance goals are exactly met, the award for a participating employee would be equal to the amount assigned to such employee at the beginning of the particular fiscal year. Actual awards for any fiscal year may range from 0% to 150% of the targeted award opportunities, depending upon how actual performance during the fiscal year compares to such predetermined performance goals.

     Performance goals for each fiscal year ended are based upon the growth in operating earnings of the Company or the growth in operating earnings and the growth in premium and equivalent revenues of a particular business unit of the Insurance Company in which the participating employee is involved. Payments of annual incentive awards are made within 30 days after the date on which the Company's independent certified public accountants have issued their opinion on the Company's financial statements for the fiscal year to which the incentive awards relate and after it has been determined that statutory earnings are sufficient to pay dividends to stockholders.

     The Company paid in 1997, aggregate annual incentive awards in the amount of $1,109,571 with respect to 1996 performance. For information concerning awards to Named Officers pursuant to the Annual Incentive Plan reference is made to "Executive Compensation--Summary Compensation Table."

LONG-TERM INCENTIVE PLAN

     The Company has an Amended and Restated Long-Term Incentive Plan (the "Long-Term Incentive Plan") which provides for the grant to certain officers of the Company and its subsidiaries of (1) stock options, (2) restricted stock and
(3) performance units (as described below).

     The stock option feature of the Long-Term Incentive Plan provides to senior officers the grant of options to purchase Shares at their fair market value on the date of grant. The right to exercise these stock options will commence one year after grant and will vest at the rate of one-third per year on a cumulative basis thereafter. These options have a term of up to ten years. Although the stock options will terminate with the termination of employment, if such termination is the result of retirement, disability or death, or is involuntary, the Compensation Committee may extend the right to exercise such option to such retired or disabled employee or his or her guardian and, in the case of death, to the personal representative of such employee.

     The granting of such options is dependent upon the Company's performance for the prior fiscal year. During 1996, options to purchase 23,300 Shares were granted relative to 1995 performance.

     The restricted stock feature of the Long-Term Incentive Plan provides for the grant of Shares of restricted stock to a participating employee. The number of Shares of restricted stock available to be issued in the name of each participating employee is determined at the beginning of each fiscal year by the Compensation Committee based on the prior year's operating results. Such Shares are held by the Company in the name of the participating employee, who has the right to vote and to receive dividends paid on all such Shares.

     The number of Shares issued to each participating employee is based upon achieving a target award level established for such employee and the market price of the Shares at the time the grant is made. During the period of restriction such Shares may not be sold, transferred or pledged. Such Shares are subject to forfeiture to the Company, in whole or in part, if the participating employee does not remain in the Company's employ for three years after the date of grant. The Compensation Committee, at is sole discretion, may waive such forfeiture provisions, in whole or in part, in the event that termination of employment occurs as a result of retirement, death or disability, or is involuntary. Upon vesting, all restrictions as to transferability will terminate and all Shares held in the name of a participating officer will thereafter be freely transferable except to the extent limited by federal securities laws.

     The granting of such awards is dependent upon the Company's performance for the prior fiscal year. During 1996, 10,970 Shares were granted relative to 1995 performance.

     The performance units feature of the Long-Term Incentive Plan provides to a participating employee the opportunity to earn cash and Shares if corporate performance meets predetermined three-year financial goals. A target award is established for each participating employee, and payments ranging from 0% to 150% of the targeted award may result, depending upon actual performance over the following three-year period.

     At the end of each performance period, the Compensation Committee will determine the value of performance units based on actual Company performance as compared with the predetermined financial goals. When the value of an award is determined, half of the award will be paid in cash and half will be paid in Shares based on the market value of a Share at payment date.

     If a participating employee's employment is terminated for any reason during the performance period, he or she shall automatically forfeit all rights to receive payment for any outstanding performance units. The Compensation Committee may, however, determine to prorate the amounts payable as awards of performance units, in whole or in part, in the event that the termination of a participating employee occurs as a result of retirement, death or disability.

     The performance unit feature of the Long-Term Incentive Plan is based upon three-year performance periods, the first of which commenced on January 1, 1992. During 1996 the Company made aggregate awards pursuant to the performance unit feature of the Long-Term Incentive Plan of 4,214 Shares and $96,405 for the three year period ended December 31, 1995.

     For information concerning awards to Named Officers pursuant to the Long-Term Incentive Plan see "Executive Compensation--Summary Compensation Table."

MANAGEMENT SECURITY PLAN

     The Company has a Management Security Plan, which essentially is a deferred compensation plan, which provided at December 31, 1996, benefits for 26 key employees of the Company and its subsidiaries.

     This plan provides in the event a senior officer participant dies prior to age 65 that his or her beneficiary will receive 100% of such participant's monthly salary, as set forth in the plan, for a period of 12 months and, thereafter, 50% of that monthly salary until such time as such participant would have reached age 65, provided, however, that such 50% payments are for a minimum of nine years in the event of the participant's death between the ages of 55 and 65. For senior officers with an agreed upon later retirement age, his or her beneficiary will receive a pre-determined amount for 120 months. For all other participants in the plan who die prior to age 65, his or her beneficiary will receive two-thirds of such participant's monthly salary, as set forth in the plan, for a period of 12 months and, thereafter, one-third of that monthly salary until such time as such participant would have reached age 65 provided, however, that such one-third payment will be made for at least nine years regardless of the age at the death of such participant.

     This plan also provides a retirement benefit which is based on a participant's age at entry into the plan and salary, as set forth in the plan. A portion of this retirement benefit will be paid to a participant's beneficiary if the participant dies after retirement at age 65. For senior officers, the remainder will be paid in monthly installments for the greater of ten years or the lifetime of the participant if such participant has ten or more years of service with the Company at the time of his/her retirement from the Company. Alternatively, for senior officers who are not employees of the Company at retirement and for all other participants such payments will be made over a ten-year period beginning at retirement age whether the participant is alive or dead. This plan has certain provisions for early retirement and vesting prior to age 65.

     The annual retirement benefit, upon reaching age 65 or an agreed to later age, payable for life but not less than ten years under this plan for Messrs. Douglas, Verlander, Morehead, Baum and Sheldon would be $487,968, $237,804, $197,760, $173,976, and $117,588, respectively.

STOCK INVESTMENT PLAN

     The Company has a Stock Investment Plan authorizing the purchase in the open market on behalf of participating employees and directors of up to an aggregate of 400,000 Shares. The payment for the Shares is accomplished by a payroll deduction plan established by participating employers, which are subsidiaries of the Company. Each employer contributes the following percentages of each of its respective participating employees' total monthly payroll deductions: (a) 25% of amounts of from $5 through $25, (b) 20% of amounts in excess of $25 through $50, and (c) 15% of amounts in excess of $50 through $1,500. Directors of the Company or its subsidiaries may elect to participate in this plan. A participating director may have deductions made from such director's fees. The Company pays all commissions and related expenses of this plan. During the year ended December 31, 1996, the Company's participating subsidiaries contributed pursuant to this plan an aggregate of $70,109 and $4,736 on behalf of participating employees and directors, respectively.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the information included under the "Shareholder Return Performance Presentation" including the performance graph which follows shall not be deemed to be incorporated by reference into any such filings.

     The Company adopted an Annual Incentive Plan and a Long-Term Incentive Plan for the fiscal year beginning January 1, 1992. These important performance-oriented plans were developed after working with compensation consultants. They provided a perspective on the types of programs successfully used by other high-performing companies, and the Compensation Committee of the Company's Board of Directors (the "Compensation Committee") worked closely with them to design a program that it believes is right for the Company.

     As a starting point, the Compensation Committee established a simple and straightforward management compensation philosophy/strategy which guided the design of the program. The strategy included the following seven points, or statements of policy:

     Compensation Elements Relative to Competitive Market. The Company needs to attract and retain quality officers, yet control fixed costs. Therefore, the Company has provided competitive total cash compensation opportunities consisting of: (1) base salary targeted at 90% of the competitive market, and
(2) above competitive incentive opportunities for attaining high targeted Company performance results.

     Forms of Incentive Compensation: Both annual and long-term incentive compensation opportunities are available for all Company officers.

     Incentive Compensation--Annual/Long-Term Orientation: The relative weight of annual versus long-term incentive compensation reflects the time orientation associated with each organization level. This orientation tends to be longer-term for executive officers and shorter-term for other officers.

     Incentive Compensation--Performance Measurement: Bottom-line profitability is the Company's key measure of success. The magnitude of award distributions under both the annual and long-term incentive plans is primarily tied to this measure.

     Annual Incentive Compensation--Corporate/Business Unit Emphasis: The Company recognizes the different impact that various officers have on corporate and business unit performance. Therefore, annual incentive compensation is weighted in favor of corporate performance for corporate officers and business unit performance for business unit officers.

     Annual Incentive Compensation--Individual Performance Emphasis: The financial success of the Company requires the achievement of some goals which are non-financial in nature. These goals are reinforced by basing a part of the annual incentive compensation on management discretion.

     Long-Term Incentive Compensation--Equity Building: The Company believes that officers should have a "stake" in the Company's long-term success. Therefore, long-term incentive compensation is heavily weighted towards equity-building components.

     This strategy formed the basis for the plans adopted. These plans have now been in place for the past five years. The Compensation Committee believes the plans have worked extremely well in serving the best interests of the shareholders by rewarding key executives for a job well done. Consequently, the Compensation Committee has endorsed their continued use for fiscal 1997 without change.

     As pertaining to the Chief Executive Officer (the "CEO"), the Committee established his base salary at $471,955 for fiscal 1996 after consideration of competitive salary levels for comparably qualified and experienced CEO's at companies similar in size to that of the Company and engaged in the same or similar businesses. Under the adopted annual incentive plan a percent of his salary is funded based upon a predetermined increase in the Company's operating income. The Company believes the following operating earnings growth goals of:
(1) threshold (6%), (2) target (10-12%), and (3) superior (16%) represented a very challenging range of goals in light of both the Company's strong fiscal 1995 operating income results and the difficult economy. The Compensation Committee was therefore pleased with the resultant 10.7% increase in operating earnings for 1996 and to pay the formula-based annual incentive amount of $174,381, which appears in the "Executive Compensation--Summary Compensation Table" in the incentive award column.

     Under the Long-Term Incentive Plan, the granting of stock options and restricted Shares is dependent upon meeting predetermined performance goals. For fiscal 1996 these goals were:

     - The Insurance Company's statutory earnings were sufficient to pay the Company's declared dividends to shareholders, and

     - The Insurance Company's GAAP operating earnings were equal to or greater than the threshold performance levels established for that year.

     These criteria were met. Accordingly, stock options and restricted Shares were granted in fiscal 1997 to the CEO in accordance with the adopted compensation strategy. The assumption is that the present value of a restricted Share is its market value at time of grant and that three option Shares are approximately equal to one restricted Share. This relationship was reflected in the granting of stock options and restricted Shares to the CEO, as well as to all other senior officers.

     The Long-Term Incentive Plan also provides for the granting of performance units to the CEO. Their unit value, if any, is based upon future performance over a three-year period. The Company performance criteria upon which the value of the performance units granted in 1996 will be based is that of annualized growth in operating earnings for the period 1996-1998.

     A minimum of at least a 6% annualized growth in operating earnings is required before the performance units will have any value. The Company's 1996 growth in operating earnings of 10.7% was above this threshold level and, if maintained over the next two years, will result in a payout under this performance-oriented feature of the Long-Term Incentive Plan.

     As pertains to the other Named Officers, as well as other senior management, the compensation program consists of a base salary, annual incentive compensation and long-term incentive compensation composed of stock options, restricted stock and performance units. Base salary range midpoints are fixed at levels approximately 10% below the competitive amounts paid to senior managers with comparable qualifications, experience and responsibility at companies similar in size to that of the Company and engaged in the same or similar businesses as the Company. The annual and long-term incentive compensation is more highly leveraged and closely tied to the Company's success in achieving significant financial performance goals.

     In the early part of each fiscal year, the Compensation Committee reviews with the CEO and approves any modification it deems appropriate in the annual salary plan for the Company's senior executives (other than for the CEO). This salary plan was developed with the assistance of an independent compensation consultant and is based on industry, peer group and national surveys concerning salary competitiveness. Performance judgments as to past and expected future contributions of each individual senior executive are provided by the CEO. Salary adjustments within the appropriate salary ranges are recommended by the CEO. The Compensation Committee reviews the recommendations of the CEO and fixes the base salary for each of the Named Officers and other senior management position holders.

     The objectives of the Annual and Long-Term Incentive Plans are to motivate key employees to continue their efforts to improve the success and growth of the Company and to encourage the high performing employees to remain with the Company and to be rewarded for their performance.

     As pertains to the Annual Incentive Plan for 1996, the Compensation Committee reviewed and approved the recommendations of the CEO as pertaining to the individual performance portion of the funded awards. In fixing the grant of stock options, restricted stock and performance unit awards to each individual in the senior management group, including the Named Officers other than the CEO, the Compensation Committee reviewed with the CEO the recommended individual awards. In doing so, the Long-Term Incentive Plan calls for taking into account the respective scope of accountability, strategic and operational goals, contributions of each individual in the senior management group, and the Company-wide performance requirements for the granting of stock options and restricted stock awards. The latter, having been met for the fiscal year 1996, will result in stock option grants and restricted stock awards being made during 1997.

     Summary descriptions of the Annual Incentive and Long-Term Incentive Plans have been previously provided in the subsections under this section of this Proxy Statement describing executive compensation.

     The foregoing report has been furnished by the Compensation Committee of the Company consisting of the following individuals: Robert D. Davis, Radford
D. Lovett and H. Corbin Day.

DIRECTORS COMPENSATION

     Except for T. O'Neal Douglas and Christopher A. Verlander, who received no fees as directors or committee members of the Company, a director receives a fee of $1,000 for each director's meeting he attends and a quarterly retainer of $2,500. A member of the Board of Directors receives a fee of $500 for each meeting of a committee he attends. Directors may elect payment in Shares by participation in the Company's Stock Investment Plan or to defer the payment of these fees according to an established plan under which the deferred amounts are paid with interest in later years.

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

     Set forth below is a line graph comparing the five-year cumulative total shareholder return on the Shares against the cumulative total return of the Standard and Poor's Composite--500 Stock Index and a Peer Group for the period commencing January 1, 1992 (closing price December 31, 1991) and ending December 31, 1996.

Comparison of Five Year Cumulative Return (1) Among The Company, S&P 500 and Peer Group (2)



                                   [GRAPH]


                    1991      1992      1993     1994     1995     1996
Peer                100.00    144.99    175.91   194.36   258.57   324.13

S & P               100.00    108.00    118.00   120.00   165.00   203.00

Company             100.00    135.36    130.64   136.80   168.71   199.06



(1) Assumes a reinvestment of dividends and a $100 initial investment on January 1, 1992 in the Company, S&P 500, and the Peer Group.

(2) The members of the peer group are Protective Life Corporation and Liberty Corporation. The returns of each company have been weighted according to their respective stock market capitalization for purposes of arriving at a peer group average.

(3) In October 1993 the Company completed a public offering. The Company sold 1,872,045 Shares and certain selling shareholders sold an additional 980,300 Shares for a total number of Shares sold of 2,852,345. The price of the Company's Shares since the offering has been impacted as a result of this offering.

OTHER TRANSACTIONS AND RELATIONSHIPS

     The Insurance Company is the carrier of the group health, accident and sickness and life insurance of Winn-Dixie Stores, Inc. ("Winn-Dixie") of which
A. Dano Davis, Robert D. Davis and Radford D. Lovett, directors of the Company, are also directors. Affiliates of A. Dano Davis and Robert D. Davis are principal shareholders of the Company and Winn-Dixie. During 1996, the Insurance Company received premiums of $3,060,963 for such group insurance. The Insurance Company also received a net premium of $10,571,288 from Winn-Dixie to fund a deferred compensation plan for certain senior officers and other key management personnel of Winn-Dixie. In addition, the Insurance Company carries life insurance policies on the lives of certain members of the Davis family and on employees of a corporation owned by them. During 1996, the Insurance Company received $287,214 in net premiums with respect to this insurance.

     T. O'Neal Douglas, Chairman of the Board, President and Chief Executive Officer of the Company, is also a director of Physician Sales & Service, Inc.;
A. Dano Davis, a director of the Company, is also Chairman of the Board of Directors of Winn-Dixie; Robert D. Davis and Radford D. Lovett, directors of the Company, are also directors of First Union Corporation, and Winn-Dixie; and Mr. Lovett is also a director of Florida Rock Industries, Inc. and FRP Properties, Inc.; Edward L. Baker, a director of the Company, is also Chairman of the Board of Directors of Florida Rock Industries, FRP Properties, Inc., a director of Flowers Industries, Inc. and Regency Realty; H. Corbin Day, a director of the Company, is also a director of Blount International, Inc., all of which corporations have securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act. In addition, T. O'Neal Douglas, Chairman of the Board, President and Chief Executive Officer of the Company, is a director of the Barnett Bank of Jacksonville, N.A., a subsidiary of Barnett Banks, Inc.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of the Shares. Executive officers and directors are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1996, all
Section 16(a) filing requirements applicable to its executive officers and directors were complied with.

                             PRINCIPAL SHAREHOLDERS

     A beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security. Voting power is the power to vote or direct the voting of securities and investment power is the power to dispose of or direct the disposition of securities.

     The following table sets forth as of January 31, 1997, that group of persons known to management owning of record or beneficially, more than 5% of the Shares:

                                                      NUMBER OF     PERCENTAGE OF
OWNER                                                  SHARES         OWNERSHIP
-----                                                 ---------     -------------
AHLI, Ltd. ( 1 ) .................................    5,398,589         39.14%
Other Davis Family Shareholdings (2) .............      382,569          2.77%
                                                      ---------         -----
  P.O. Box 19366; Jacksonville, Florida 32245-9366    5,781,158         41.91%
                                                      =========         =====


(1)  A limited partnership of which D.D.I., Inc. and Estuary Corporation are
     (a) limited partners and (b) members of a limited liability corporation which is the sole general partner. Robert D. Davis is an officer and manager and A. Dano Davis is a manager of the sole general partner, and they have shared voting and dispositive powers for the Shares owned by the limited partnership.

     D.D.I., Inc. is wholly owned directly or indirectly by certain members of the Davis family. Robert D. Davis, a director of the Company, and his cousins, A. Dano Davis, a director of the Company and T. Wayne Davis and Charles P. Stephens, son-in-law of M. Austin Davis, deceased uncle of Robert D. Davis and A. Dano Davis, have shared voting and dispositive powers for that corporation.

     Estuary Corporation is principally owned by trusts for the benefit of A. Dano Davis, his mother, his sister, his children and his sister's children. As to Estuary Corporation, A. Dano Davis and Robert D. Davis share voting and dispositive power.

(2) Includes Shares held directly or indirectly by trusts for the benefit of various members of the Davis family, by Davis family members, individually, or by entities which such family members control. Robert D. Davis and A. Dano Davis have sole or shared voting and dispositive power for 231,500 of such Shares.

                                  ACCOUNTANTS

     KPMG Peat Marwick LLP ("KPMG"), the Company's auditors, has completed its examination of the Company's financial statements for the year ended December 31, 1996; and it is expected that representatives of KPMG will attend the Annual Meeting and be available to respond to appropriate questions and make appropriate comments concerning the Company.

     Neither KPMG nor any of its associates has any relationship with the Company or any of its subsidiaries except in its capacity as auditors. The Company has not selected auditors to examine its financial statements for its fiscal year ending December 31, 1997. It is the policy of the Company to delay this selection until later in its fiscal year.

                                    GENERAL

     The Company will bear the costs of solicitation of proxies. In addition to the use of the mails, proxies, may be solicited by personal interview, telephone and telegram by directors and officers and other employees of the Company, and no additional compensation will be paid to such individuals. Arrangements may also be made with the stock transfer agent and with brokerage houses and other custodians, nominees and fiduciaries who are record holders of Shares for the forwarding of solicitation material to the beneficial owners of the Shares. The Company will, upon the request of such entities, pay their reasonable expenses for completing the mailing of such material to such beneficial owners.

     Consistent with state law and under the Company's Articles of Incorporation and By-laws, a majority of the Shares entitled to vote on particular matters for which proxies are being solicited, present in person or represented by a proxy, constitutes a quorum as to such matter.

     The three nominees for election as directors at the Company's Annual Meeting of Shareholders who receive the greatest number of votes properly cast for the election of directors shall be elected directors. A majority of the votes properly cast on the matter is necessary to approve any other matter which comes before the Annual Meeting, except where law or the Company's Articles of Incorporation or By-laws require otherwise.

     The Company will count the total number of votes cast "for" approval of proposals, other than the election of directors, for purposes of determining whether sufficient affirmative votes have been cast. The Company will count Shares represented by proxies that withhold authority to vote for a nominee for election as a director or that reflect abstentions and "broker non-votes" (i.e., Shares represented at the annual meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) only as Shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but neither abstentions nor broker non-votes will have any effect on the outcome of voting on the matter.

     The Company's Annual Report to Shareholders for the fiscal year ended December 31, 1996, which contains financial statements and other information, is mailed herewith to shareholders, but is not to be regarded as proxy soliciting material.

     The Company is not aware of any matter which may be presented for action at the meeting, or at any adjournment thereof, other than the matters set forth herein. However, should any other matter requiring a vote of the shareholders arise, it is intended proxies in the accompanying form will be voted in respect thereof in accordance with the best judgment of the person or persons voting the proxies, discretionary authority to do so being included in the proxy in the interest of the Company.

     Shareholders are urged to specify choices, date, sign and return the accompanying proxy in the enclosed envelope to which no postage need be affixed if mailed in the United States. Prompt response is helpful and your cooperation will be appreciated.

SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     The deadline for the receipt of shareholder proposals for inclusion in the Company's 1998 Proxy Statement and form of proxy and presentation at the 1998 Annual Meeting of Shareholders is November 21, 1997. Such proposals should be sent to the Corporate Secretary of the Company at 1776 American Heritage Life Drive, Jacksonville, Florida 32224.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED, WITHOUT CHARGE, BY ANY SHAREHOLDER UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, AMERICAN HERITAGE LIFE INVESTMENT CORPORATION, 1776 AMERICAN HERITAGE LIFE DRIVE, JACKSONVILLE, FLORIDA 32224. EXHIBITS TO THE FORM 10-K WILL NOT BE SUPPLIED UNLESS SPECIFICALLY REQUESTED, FOR WHICH THERE MAY BE A REASONABLE CHARGE.

                                                                      EXHIBIT A


                AMERICAN HERITAGE LIFE INVESTMENT CORPORATION
                                    PROXY

   Solicited by the Board of Directors of American Heritage life Investment
                                 Corporation

I (we) hereby appoint T. O'Neal Douglas, Robert D. Davis and W. Ashley Verlander
     and each of them as proxies with power of substitution, to represent me (us) and to vote all of my (our) shares in American Heritage
     Life Investment Corporation on all matters which may come before the
       1997 Annual Meeting of the Shareholders to be held on Thursday, the 24th day of April, 1997, at 9:00 a.m., Jacksonville time, in the Auditorium in the American Heritage Life Building, on the First Floor,

         at 1776 American Heritage Life Drive, Jacksonville, Florida,
                       and at any adjournment thereof.

  The proxies shall vote these shares as specified below or, where no choice is specified shall vote the shares FOR the following proposals:

THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSALS:
----------------------------------------------------------------------

1. To elect Three (3) Class III Directors to serve until the Annual Meeting of Shareholders in 2000:
[ ] FOR nominees named below             [ ] WITHHOLD AUTHORITY to vote
    Class III Director: H. Corbin Day        for nominees
                        Radford D. Lovett    INSTRUCTION: TO WITHHOLD AUTHORITY
                        W. Ashley Verlander  to vote for the nominees write that
                                             name on the space provided below.)


                                             -------------------------------


2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or at any adjournment thereof.






           PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY
                 (CONTINUED, AND TO BE SIGNED ON OTHER SIDE)

                AMERICAN HERITAGE LIFE INVESTMENT CORPORATION
           PROXY SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

        Should any other matter requiring a vote of the shareholders arise, the proxies named on the reverse side hereof are authorized to vote the same in accordance with their best judgement in the interest of the Company.



                                     Please sign exactly as name appears below.
                                     When shares are held by joint tenants,
                                     both should sign.  When signing as
                                     attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                -----------------------------------------------
                                SIGNATURE


                                -----------------------------------------------
                                SIGNATURE IF HELD JOINTLY


                                Date ---------------------------, 1997



              PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                    PROMPTLY USING THE ENCLOSED ENVELOPE.